UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 17, 2016

Date of Report (Date of Earliest Event Reported)

COMM 2015-DC1 Mortgage Trust

(Exact name of issuing entity)

German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Natixis Real Estate Capital LLC

(Exact name of sponsor as specified in its charter)

Jefferies LoanCore LLC

(Exact name of sponsor as specified in its charter)

UBS Real Estate Securities Inc.

(Exact name of sponsor as specified in its charter)

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-193376-16	38-3955432 38-3955433 38-3955434 38-7135313
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 60 Wall Street

New York, New York

(Address of principal executive offices)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 4, 2015, Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2015 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, KeyBank National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Servicer LLC, as operating advisor, of COMM 2015-DC1 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in COMM 2015-DC1 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 67 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 81 commercial, multifamily and manufactured housing community properties.

The Mortgage Loan identified as “760 & 800 Westchester Avenue” on Exhibit B to the Pooling and Servicing Agreement (the “760 & 800 Westchester Avenue Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan combination (the “760 & 800 Westchester Avenue Loan Combination”) that includes the 760 & 800 Westchester Avenue Mortgage Loan and two other pari passu loans which are not assets of the Issuing Entity (each, a “760 & 800 Westchester Avenue Companion Loan”). The 760 & 800 Westchester Avenue Loan Combination, including the 760 & 800 Westchester Avenue Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of April 1, 2015 (the “WFCM 2015-NXS1 Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, TriMont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and as custodian, and Wilmington Trust, National Association, as trustee, relating to the WFCM 2015-NXS1 Mortgage Trust securitization transaction into which one of the 760 & 800 Westchester Avenue Companion Loans was deposited. The WFCM 2015-NXS1 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

The terms and conditions of the WFCM 2015-NXS1 Pooling and Servicing Agreement applicable to the servicing of the 760 & 800 Westchester Avenue Mortgage Loan are similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on March 4, 2015.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Pooling and Servicing Agreement, dated as of April 1, 2015, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, TriMont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2016	DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION (Registrant)

	By:	/s/ Helaine Kaplan
Name: Helaine Kaplan Title: President

	By:	/s/ Matt Smith
Name: Matt Smith
Title: Vice President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Pooling and Servicing Agreement, dated as of April 1, 2015, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, TriMont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.	(E)

Exhibit 99.1